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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement of Royal Dutch Petroleum Company on Form S-8 of our report dated March 13, 2002, relating to the financial statements of the Royal Dutch/Shell Group of Companies.



KPMG Accountants N.V.
The Hague



/s/ KPMG Accountants N.V.


Date: 19 December, 2002
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PricewaterhouseCoopers
London




/s/ PricewaterhouseCoopers

Date: 19 December, 2002
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